Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

USMD	CoreValues America First Technology ETF

listed on NYSE Arca, Inc.

January 2, 2026

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each Dated November 10, 2025

The CoreValues America First Technology ETF (the “Fund”), a series of Tidal Trust II, is a recently organized management investment company and has not commenced operations as of the date of this Supplement to its Prospectus and SAI.

Effective immediately, the following changes are made to the summary Prospectus and statutory Prospectus:

•	The first paragraph under the heading “Principal Investment Strategies – Portfolio Characteristics” is hereby amended by adding, as the first sentence of such paragraph, the following:

The Fund is classified as “non-diversified” under the 1940 Act.
•	A paragraph titled “Non-Diversification Risk” is hereby added within the sections titled “Principal Investment Risks” and “Additional Information About The Fund - Principal Risks of Investing in the Fund,” as follows:

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Effective immediately, the following changes are made to the SAI:

•	In the section titled “Additional Information About Investment Objectives, Policies, and Related Risks” the “Diversification” disclosure is hereby deleted in its entirety and replaced with the following:

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act’s diversification requirements. A “non-diversified” classification means that that the Fund is not limited by the 1940 Act’s diversification restrictions with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.
•	The second paragraph of the section in the SAI titled “Investment Restrictions” is hereby amended by deleting (from the numbered list of investment restrictions adopted by the Trust with respect to the Fund) item number seven (7) in its entirety.

Please retain this Supplement for future reference